AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

     AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") dated as of July 9, 2004 by and among The GSI Group, Inc., a Delaware corporation ("BORROWER"), Assumption Leasing Company, Inc., an Illinois corporation the "GUARANTOR"), the lenders ("LENDERS") from time to time party to the Loan Agreement (as defined below) and Congress Financial Corporation (Central), an Illinois corporation, in its capacity as agent for Lenders (in such capacity, "AGENT").
                                R E C I T A L S:

     WHEREAS, Agent, the Lenders, Borrower and Guarantors are parties to that certain Loan and Security Agreement dated as of October 31, 2003 (the "Loan Agreement"; capitalized terms used and not defined herein shall have the meanings assigned to them in the Loan Agreement, as amended hereby);

     WHEREAS, Borrower and Guarantors have requested that the Agent and Lenders Agree to certain amendments as set forth herein; and

     WHEREAS, Agent and the Lenders have granted their approval to such amendments upon the terms and conditions contained herein,

     NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section  1.     Amendment  to Loan Agreement.  Immediately upon the satisfaction
                ----------------------------
of each of the applicable conditions precedent set forth in Section 2 of this Amendment, the following amendments to the Loan Agreement shall become effective as of the date hereof:
               (a) Section 1 of the Loan Agreement is hereby amended by amending and restating clause (b)(i) of the definition of "Excess Availability" to read as follows:

                      "(i)     the  amount  of  all  then  outstanding  and
unpaid Obligations of Borrower (other than Term Loan Obligations and the Sloan Participation Obligations), plus".

               (b) Section 1 of the Loan Agreement is hereby amended by amending and restating the definition of "Maximum Term Credit" to read as follows:

            "Maximum Term Credit" shall mean $20,781,959.26, as of July 9, 2004.
               (c) Section 1 of the Loan Agreement is hereby amended by amending and restating the parenthetical in the definition of "Obligor" to read as follows:

     "(including,  without  limitation,  Guarantors  and  Craig  Sloan)".

               (d) Section 1 of the Loan Agreement is hereby amended by adding a new defined term "Sloan Participation Obligations" to Section 1 in its proper alphabetical place which shall read as follows:

     "Sloan Participation Obligations" shall mean the aggregate amount of Revolving Loans purchased by Craig Sloan from the Revolving Lenders pursuant to the terms of any junior participation agreements entered into among Craig Sloan, Agent and the Lenders, together with all accrued and unpaid interest on such purchased Revolving Loans."

               (e) Section 2.3(a) of the Loan Agreement is hereby amended by amending and restating Section 2.3(a) to read as follows:

                   "(a) The parties hereto acknowledge that the Term Lenders funded a $12,500,000 term loan on October 21, 2003 of which $6,181,959.26 remains outstanding as of July 9, 2004. Subject to and upon the terms and conditions contained herein, in addition to the Revolving Loans and Letter of Credit Accommodations under Sections 2.1 and 2.2 hereof, each Term Lender severally (and not jointly) agrees to fund its Pro Rata Share of an additional term loan to Borrower in the original principal amount of $14,600,000 on July 9, 2004 (collectively, with the outstanding original term loan in the amount of $6,181,959.26, the "Term Loan"). The Term Loan is (A) to be repaid, together with interest and other amounts, in accordance with this Agreement and the other Financing Agreements and (B) secured by all of the Collateral (subject to the application of proceeds provisions contained herein). The entire unpaid principal amount of the Term Loan and all accrued and unpaid interest thereon shall be due and payable on the earlier of the Term Loan Termination Date or the acceleration of the Obligations. Except for the making of the Term Loan as set forth in this Section, Borrower shall have no right to request and Term Lenders shall have no obligation to make any additional loans or advances to Borrowers under this Section and any repayments of the Term Loan shall not be subject to any readvance to or reborrowing by Borrower. The parties hereto agree and acknowledge that proceeds from the funding of the Term Loan in the amount of $14,600,000 on July 9, 2004 shall be applied by Borrower to pay for $352,000 in fees owing to Term Lenders on July 9, 2004 with the balance used to repurchase 948,052 shares of stock in the Borrower held by Craig Sloan which purchased stock will be included as treasury stock in the Borrower's books, pursuant to resolutions adopted by the Borrower. The parties hereto acknowledge that Term Lenders may fund only $14,248,000 of the additional Term Loan on July 9, 2004 after giving effect to the netting of such fees but that the total Term Loan advanced to Borrower on July 9, 2004 shall be deemed to be $14,600,000."

               (f) Section 2.3(b) of the Loan Agreement is hereby amended by adding a new sentence to the end of Section 2.3(b) to read as follows:

                      "Upon the making of any prepayment under this Section 2.3(b), Borrower shall maintain Excess Availability of at least $10,000,000 for a period of thirty (30) consecutive days commencing on the date of such prepayment."

               (g) Section 6.4 of the Loan Agreement is hereby amended by (i) deleting the "; and" from the end of clause (C); (ii) replacing the period at the end of clause  (D)  with  ";  and";  and  (iii)  inserting  a new clause
(E) to read as follows:

                      (E) no payment of principal or interest shall be made on, and no proceeds of Collateral shall be applied against, the Revolving Loans consisting of the Sloan Participation Obligations until such time as all other Obligations (excluding the Sloan Participation Obligations) are paid in full and the Commitments of the Revolving Lenders have terminated."

               (h) Section 9.9(g) of the Loan Agreement is hereby amended by replacing the amount of "$2,500,000" set forth in clause (i) of such Section with the amount of "$5,000,000".

               (i) Section 9.11 of the Loan Amendment is hereby amended by amending and restating clause (d) of Section 9.11 to read as follows:

                      "(d)     Borrower  may  (i) make a one time repurchase of
948,052 shares of its common stock from Craig Sloan on or prior to July 31, 2004 with proceeds from the Term Loan as described in Section 2.3(a); provided,
that with respect                                                     --------
to this clause (i), (A) no Event of Default has occurred and is continuing immediately before, and immediately after giving effect to, such repurchase and
(B) Borrower is in compliance with Section 10.12 of the Indenture at the time of, and after giving effect to, such dividend, (ii) pay dividends, to the extent permitted by applicable law, in an aggregate amount of up to $83,333 in any calendar month; provided, that with respect to this clause (ii), (A) no Event of
                --------
Default has occurred and is continuing immediately before, and immediately after giving effect to, such dividend and (B) Borrower is in compliance with Section
10.12  of  the  Indenture  at  the  time  of,  and  after giving effect to, such dividend, and (iii) in addition to any dividends permitted under clause (ii) above, pay additional dividends once each calendar year, to the extent permitted by applicable law, in an aggregate amount of up to $1,000,000 in any calendar year; provided, that with respect to this clause (iii), (A) such dividend is
       --------
payable only once per calendar year, commencing on December 15, 2004 and on each anniversary thereof, (B) no Event of Default has occurred and is continuing immediately before, and immediately after giving effect to, such dividend, (C) Borrower is in compliance with Section 10.12 of the Indenture at the time of, and after giving effect to, such dividend and (D) Borrower has Excess Availability of at least $10,000,000 after giving effect to such dividend. Upon the making of any dividend under clause (iii) above, Borrower shall maintain Excess Availability of at least $10,000,000 for a period of thirty (30) consecutive days commencing on the date of such dividend."

               (j) Section 10.1 of the Loan Agreement is amended by (i) deleting the word "or" at the end of clause (o); (ii) replacing the period at the end of clause (p) with ";or" and (iii) adding a new clause (q) to read as follows:

               "(q) there shall be a termination of that certain Consulting Agreement dated as of July 1, 2004 between Craig Sloan and Borrower (other than as a result of the death or disability of Craig Sloan); or an event resulting in a "Cause" (as defined in Section 5(c) of such Consulting Agreement) shall have occurred; or such Consulting Agreement shall be the subject of an amendment, modification or waiver which has not received the prior written approval of Required Revolving Lenders and Required Term Lenders.

Section  2.     Conditions  to Effectiveness of Amendment.  This Amendment shall
                -----------------------------------------
be  effective  upon  satisfaction  of  the  following  conditions  precedent:

   2.1. This Amendment shall have been executed and delivered by Agent, the Lenders, Borrower and Guarantor;

   2.2. The representations and warranties contained herein shall be true and correct in all respects;

   2.3. Agent shall have received a duly executed Acknowledgment and Consent from the Guarantor;

   2.4. Lenders shall have received an executed copy of a consulting agreement between Craig Sloan and Borrower, which shall be in form and substance satisfactory to Lenders;

   2.5. Agent shall have received an executed copy of a capital call agreement among Craig Sloan, Borrower and Agent, which shall be in form and substance satisfactory to Agent;

   2.6. Ableco shall have received, for the ratable benefit of the Term Lenders, an amendment fee from Borrower equal to $352,000 which shall be earned in full and due payable on the date hereof and such fee shall be netted from the proceeds of the Term Loan funded on July 9, 2004;

   2.7. The Agent shall have received, for the ratable benefit of the Revolving Lenders, an amendment fee from Borrower equal to $75,000 which shall be earned in full and due and payable on the date hereof;

   2.8. Agent shall have received a copy of resolutions of Borrower certified by the secretary of Borrower as duly adopted, which resolutions approve the transactions contemplated by this Amendment;

   2.9. Agent and Lenders shall have received an opinion from Borrower's counsel as to the transactions contemplated by this Amendment, in form and substance satisfactory to Lenders; and

   2.10. Agent and Lenders have received a final copy of that certain Duff & Phelps valuation of Borrower's voting common stock, which shall be in form and substance satisfactory to Agent and Lenders.

Section 3.     Representations and Warranties.  In order to induce the Agent and
               ------------------------------
Lenders to enter into this Amendment, each of Borrower and Guarantor represents and warrants to Agent and the Lenders, upon the effectiveness of this Amendment, which representations and warranties shall survive the execution and delivery of this Amendment that:

   3.1.  No  Default; etc.  No Event of Default and no event or condition which,
         ----------------
merely with notice or the passage of time or both, would constitute an Event of Default, has occurred and is continuing after giving effect to this Amendment or would result from the execution or delivery of this Amendment or the consummation of the transactions contemplated hereby.

   3.2.  Corporate  Power  and  Authority:  Authorization.  Each of Borrower and
         ------------------------------------------------
Guarantor has the corporate power and authority to execute and deliver this Amendment and the execution and delivery by Borrower and Guarantor of this Amendment has been duly authorized by all requisite corporate action by Borrower or such Guarantor.

   3.3.  Execution  and  Delivery.  Each  of  Borrower  and  Guarantor  has duly
         ------------------------
executed  and  delivered  this  Amendment.

   3.4.  Enforceability.  This  Amendment  constitutes  the  legal,  valid  and
         --------------
binding obligation of Borrower and Guarantor, enforceable against Borrower and Guarantor in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' right generally, and by general principles of equity.

   3.5.  Representations  and  Warranties.  All  of  the  representations  and
         --------------------------------
warranties contained in the Loan Agreement and in the other Financing Agreements (other than those which speak expressly only as of a different date) are true and correct as of the date hereof after giving effect to this Amendment.

Section  4.     Miscellaneous.
                -------------

   4.1.  Effect; Ratification.  Each of Borrower and Guarantor acknowledges that
         --------------------
     all of the reasonable legal expenses incurred by Agent and Lenders in connection herewith shall be reimbursable under Section 9.20 of the Loan
                                                      -------------
Agreement. The Amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or of any other Financing Agreement except as provided herein or (ii) prejudice any right or rights that Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Financing Agreement. Each reference in the Loan Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Financing Agreements to the "Loan Agreement" shall mean the Loan Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement and each other Financing Agreement, except as waived herein are hereby ratified and confirmed and shall remain in full force and effect.

   4.2.  Counterparts.  This  Amendment  may  be  executed  in  any  number  of
         ------------
counterparts, each such counterpart constituting an original but all together one and the same instrument.

   4.3.  Governing  Law.  This Amendment shall be governed by, and construed and
         --------------
interpreted  in  accordance  with,  the  internal laws of the State of Illinois.

   4.4.  Condition Subsequent.  The Borrower agrees that within thirty (30) days
         --------------------
     after the date hereof, it will (a) obtain a key man life insurance policy on Craig Sloan from an insurer reasonably acceptable to Agent in the face amount of $10,000,000 and (b) enter into an assignment agreement in favor of Agent (and will obtain a written acknowledgement from such insurer) assigning all of Borrower's rights to payment under such policy to Agent as additional collateral security for the Obligations. Failure to so comply with this condition subsequent shall result in an Event of Default under the Loan Agreement.

                            [Signature Page Follows]
                            -                      -

          [Signature Page to Amendment to Loan and Security Agreement]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Loan and Security Agreement as of the date first above written.
BORROWER:
--------

THE  GSI  GROUP,  INC.


By:
Name:
Title


GUARANTOR:
---------

ASSUMPTION  LEASING  COMPANY,  INC.


By:
Name:
Title


AGENT:
-----

CONGRESS  FINANCIAL  CORPORATION  (CENTRAL)


By:
Name:
Title

------
REVOLVING  LENDERS:
------------------


CONGRESS  FINANCIAL  CORPORATION  (CENTRAL)


By:
Name:
Title


FLEET  CAPITAL  CORPORATION

By:
Name:
                              Title


                              TERM  LENDERS:
                              -------------

                              ABLECO FINANCE LLC, on behalf of itself and its affiliate assigns

By:
Name:
Title

------




                           Acknowledgement and Consent
                           ---------------------------

     The undersigned has heretofore executed and delivered to Agent and the Lenders that certain Guaranty Agreement dated as of October 31, 2003 (the "Guaranty") in favor of Agent for the benefit of Lenders. The undersigned
      ---
hereby consents to the Amendment No. 1 to the Loan and Security Agreement dated as of July 9, 2004 set forth above ("Amendment") and confirms that the Financing
                                     ---------
Agreements executed and delivered by it and all of the obligations of such undersigned thereunder remain in full force and effect. The undersigned acknowledges and agrees that, notwithstanding the execution and delivery of the Amendment, the Guaranty executed and delivered by such undersigned to the Agent remains in full force and effect and the rights and remedies of the Agent and the Lenders thereunder and the obligations of such undersigned thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. The undersigned acknowledges and agrees that the consent of such undersigned to any further waivers, consents or amendments to the Loan Agreement shall not be required as a result of this waiver having been obtained. The undersigned further acknowledges that the Agent and the Lenders are relying on the assurance set forth herein in extending and maintaining credit outstanding to the Borrower.

GUARANTOR:
---------

ASSUMPTION  LEASING  COMPANY,  INC.

By:
Name:
Title